UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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ATLAS LITHIUM CORPORATION

(Name of Registrant As Specified In Its Charter)

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ATLAS LITHIUM CORPORATION

Rua Bahia, 2463 – Suite 205

Belo Horizonte, Minas Gerais, Brazil, 30.160-012

+55-11-3956-1109

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear Stockholders of Atlas Lithium Corporation:

This Notice and accompanying Information Statement is being furnished to the holders of common stock, par value $0.001 per share (the “Common Stock”), of Atlas Lithium Corporation, a Nevada corporation (“Atlas Lithium” or the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (collectively, the “Corporate Actions”) by the unanimous written consent of the Board of Directors of the Company (the “Board”) and by written consent of the holder of a majority of the voting power of the issued and outstanding capital stock of the Company in lieu of an annual meeting of stockholders:

1.	The election of four members to the Board, to serve until the next annual meeting and until their respective successors are elected and qualified;
2.	The ratification and confirmation of the appointment of BF Borgers CPA, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.	The ratification and confirmation of the adoption of the Atlas Lithium Corporation 2023 Stock Incentive Plan (the “Plan”).

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On May 25, 2023, the Board unanimously adopted resolutions approving the Corporate Actions, subject to stockholder approval.

The purpose of this Information Statement is to notify our stockholders that on May 25, 2023, Marc Fogassa, the holder of one share of the Company’s Series A Preferred Stock, representing a majority of the voting power of our issued and outstanding voting capital stock (the “Majority Stockholder”), executed a written consent in place of an annual meeting of stockholders (the “Majority Stockholder Written Consent”), approving the Corporation Actions. The Majority Stockholder Written Consent constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes, the Company’s Articles of Incorporation and the Company’s Amended and Restated Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions, and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our Common Stock of record at the close of business on May 25, 2023 (the “Record Date”), are entitled to notice of the Majority Stockholder Written Consent. The Majority Stockholder also serves as the Company’s Chief Executive Officer and Chairman of the Board.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement.

This notice and the accompanying Information Statement are being mailed to the holders of our securities as of the Record Date on or about June 6, 2023.

This Notice and the accompanying Information Statement shall constitute notice to you of the action by Majority Stockholder Written Consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

The accompanying Information Statement is for information purposes only. Please read it carefully.

By Order of the Board of Directors,

Dated: June 2, 2023
Marc Fogassa
Chief Executive Officer and Chairman of the Board

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ATLAS LITHIUM CORPORATION

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ATLAS LITHIUM CORPORATION

Rua Bahia, 2463 – Suite 205

Belo Horizonte, Minas Gerais, Brazil, 30.160-012

+55-11-3956-1109

INFORMATION STATEMENT

June 2, 2023

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of the Common Stock, par value $0.001 per share, of Atlas Lithium Corporation, a Nevada corporation (the “Company”) as of the close of business on May 25, 2023, to notify such stockholders that on May 25, 2023, the Company received a written consent in place of an annual meeting of stockholders (the “Majority Stockholder Written Consent”) from Marc Fogassa, the holder of one share of Series A Convertible Preferred Stock (the “Series A Preferred Stock”), representing a majority of the voting power of our issued and outstanding shares of voting stock (the “Majority Stockholder”), approving of the following corporate actions (the “Corporate Actions”):

1.	The election of four members to the Board, to serve until the next annual meeting and until their respective successors are elected and qualified;
2.	The ratification and confirmation of the appointment of BF Borgers CPA, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.	The ratification and confirmation of the adoption of the Atlas Lithium Corporation 2023 Stock Incentive Plan (the “Plan”).

Mr. Fogassa, the Majority Stockholder, also serves as the Company’s Chief Executive Officer and Chairman of the Board.

On May 25, 2023, the Company’s Board approved the Corporate Actions, subject to stockholder approval. The Majority Stockholder Written Consent that we received constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes (the “NRS”), the Company’s Articles of Incorporation (as amended to date, the “Articles”), and the Company’s Amended and Restated Bylaws (the “Bylaws”). As a result, no further action by any other stockholder is required to approve the Corporate Actions, and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our common and preferred stock of record at the close of business on May 25, 2023 (the “Record Date”), are entitled to notice of the stockholder action by written consent.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to the holders of our securities.

FORWARD-LOOKING STATEMENTS. This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on March 30, 2023 (the “Annual Report”), and in the risk factors in Item 1A of our Quarterly Report on Form 10-Q for the period ended March 31, 2023 as filed with the SEC on May 15, 2023, as well as any additional risk factors that may be described in our other filings with the SEC from time to time.

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Stockholders Sharing the Same Address

The Company has adopted a procedure called “householding”, which has been approved by the SEC. Under this procedure, the Company will deliver only one copy of its Annual Report and this Information Statement to multiple stockholders who share the same address and last name unless contrary instructions have been received from an affected stockholder. The Company will deliver promptly upon written or oral request a separate copy of the 2022 Annual Report and this Information Statement to any stockholder at a shared address to which a single copy of either of these documents was delivered. To receive a separate copy of the 2022 Annual Report or this Information Statement, please contact: Atlas Lithium Corporation, Rua Bahia, 2463 – Suite 205, Belo Horizonte, Minas Gerais, Brazil, 30.160-012 or call at +55-11-3956-1109.

If you are a stockholder, share an address and last name with one or more other stockholders and would like to revoke your householding consent, or you are a stockholder and are eligible for householding and would like to participate in householding, please contact: Atlas Lithium Corporation, Rua Bahia, 2463 – Suite 205, Belo Horizonte, Minas Gerais, Brazil, 30.160-012 or call at +55-11-3956-1109.

About ThIS Information Statement

What is the purpose of this Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s stockholders as of the close of business on the Record Date of the Corporate Actions taken by Mr. Fogassa, our Majority Stockholder, as the holder of one share of Series A Preferred Stock, representing 51% of the voting power of our issued and outstanding shares of voting stock.

Who is entitled to receive this Information Statement?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the stockholders. As of the close of business on the Record Date, the Majority Stockholder held the authority to cast votes in excess of 50% of the Company’s outstanding voting power and has voted in favor of the Corporate Actions. Under the NRS, the Articles and the Bylaws, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock instead of a stockholders’ meeting.

What constitutes the voting shares of the Company?

The voting power entitled to vote on the Corporate Actions consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of the Record Date. As of May 25, 2023, the Company’s voting securities for the Corporate Actions consisted of 9,976,600 shares of Common Stock and one share of Series A Preferred Stock. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder vote. The Series A Preferred Stock votes together with the Company’s other voting capital stock and is entitled to 51% of the votes on all matters submitted for stockholder approval.

What corporate matters did the Majority Stockholder vote for, and how did they vote?

Mr. Fogassa, the Company’s Chief Executive Officer and Chairman of the Board, and the holder of a majority of our outstanding voting securities, has voted in favor of the following Corporate Actions:

1.	The election of four members to the Board, to serve until the next annual meeting and until their respective successors are elected and qualified;
2.	The ratification and confirmation of the appointment of BF Borgers CPA, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.	The ratification and confirmation of the adoption of the Atlas Lithium Corporation 2023 Stock Incentive Plan (the “Plan”).

What vote is required to approve the Corporate Actions?

No further vote is required for approval of the Corporate Actions.

Outstanding Voting Securities

As of May 30, 2023, there were 9,976,600 shares of Common Stock issued and outstanding, one share of Series A Preferred Stock, issued and outstanding, and zero shares of Series D Convertible Preferred Stock (the “Series D Preferred Stock”) issued and outstanding. The Series D Preferred Stock has no voting rights, except on matters the approval of which would have an adverse effect on such class. Therefore, as of the Record Date, our issued and outstanding voting securities for the Corporate Actions consisted of shares of Common Stock and Series A Preferred Stock.

The rights of the Series A Preferred Stock are set forth in the Certificate of Designations which became effective on December 18, 2012. The holders of our Series A Preferred Stock vote together as a single class with the holders of our Common Stock, with the holders of Series A Preferred Stock being entitled to 51% of the total votes on all matters regardless of the actual number of shares of Series A Preferred Stock then outstanding, and the holders of Common Stock being entitled to their proportional share of the remaining 49% of the total votes based on their respective voting power.

As such, the written consent of a majority of the outstanding shares of Common Stock and the outstanding share of Series A Preferred Stock, voting together as a single class, was necessary to authorize the Corporate Actions described herein.

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Security ownership of certain beneficial owners and management

The following table, prepared in accordance with Section 13 of the Exchange Act and Rule 13d-3 thereunder, sets forth certain information regarding our Common Stock and securities convertible into our Common Stock within 60 days of the date of this Information Statement, by: (i) each person who is known by us to own beneficially more than 5% of its outstanding Common Stock; (ii) each named executive officer (“NEO”) and director; and (iii) all officers and directors as a group. As of May 30, 2023, there were 9,976,600 outstanding shares of our Common Stock.

Beneficial ownership in this table is determined in accordance with the rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of options held by the respective person or group that may be exercised within 60 days after May 30, 2023. For purposes of calculating each person’s or group’s percentage ownership, stock options exercisable within 60 days after May 30, 2023 are included for that person or group (but the stock options of any other person or group are not included). For each person and group included in the ownership is based on the number of shares of our Common Stock outstanding as of May 30, 2023.

Name and Address of Beneficial	Common Stock (2)		Series A Preferred Stock (3)		Series D Preferred Stock (4)		Total Shares		Combined Voting Power
Owner (1)	Number	%	Number	%	Number	%	Number(5)		%(6)
Directors and Named Executive Officers:
Marc Fogassa(7)	3,358,416	32.2%	1	100%	72,500	84.3%	4,325,083		66.75%
Ambassador Roger Noriega(8)	147,202	1.5%	-	-	13,500	15.7%	327,202		1.5%
Cassiopeia Olson, Esq.(9)	11,417	*	-	-	-	*	11,417		*
Stephen R. Petersen, CFA(10)	27,862	*	-	-	-	*	27,862		*
Gustavo Pereira de Aguiar(11)	21,255	*	-	-	-	*	21,255		*
Brian W. Bernier(12)	44,913	*	-	-	-	*	44,913		*
All executive officers and directors	3,611,065	34.2%	1	100%	86,000	100%	4,757,732	(13)	67.75%
Over 5% Stockholders:
Marc Fogassa(7)	3,358,416	32.2%	1	100%	72,500	84.3%	4,325,083		66.75%

(1)	The mailing address of each of the officers and directors as set forth above is c/o Atlas Lithium Corporation, Rua Bahia, 2463 – Suite 205, Belo Horizonte, Minas Gerais, Brazil, 30.160-012.

(2)	Each share of Common Stock is entitled to one vote.

(3)	The Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock provides that for so long as Series A Preferred Stock is issued and outstanding, the holders of Series A Preferred Stock shall vote together as a single class with the holders of Common Stock, with the holders of Series A Preferred Stock being entitled to 51% of the total votes on all such matters regardless of the actual number of shares of Series A Preferred Stock then outstanding, and the holders of Common Stock are entitled to their proportional share of the remaining 49% of the total votes based on their respective voting power. The one share of our Series A Preferred Stock is convertible into one share of our Common Stock and may be converted at any time at the election of the holder.

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(4)	The Certificate of Designation of Series D Convertible Preferred Stock as adopted by the Board of Directors on September 14, 2021 provides that for so long as Series D Preferred Stock is issued and outstanding, the holders of Series D Preferred Stock shall have no voting power in matters unrelated to the Series D Preferred Stock until such time as the Series D Preferred Stock is converted into shares of Common Stock. Each share of our Series D Preferred Stock is convertible into 13 and 1/3 shares of our Common Stock and may be converted at any time at the election of the holder.

(5)	Represents shares and rights on an as-converted to Common Stock basis.

(6)	Represents percentage of voting power of our Common Stock and Series A Preferred Stock voting together as a single class. As of May 30, 2023, 9,976,600 shares of our Common Stock were issued and outstanding and one share of our Series A Preferred Stock was issued and outstanding. Series D Preferred Stock has no voting rights. The one outstanding share of our Series A Preferred Stock is held by Marc Fogassa.

(7)	Consists of 3,207,275 outstanding shares of our Common Stock owned by Mr. Fogassa and his affiliates and 151,141 shares underlying vested options to purchase Common Stock.

(8)	Consists of 147,202 outstanding shares of our Common Stock.

(9)	Consists of 750 outstanding shares of our Common Stock and 10,667 shares underlying vested options to purchase our Common stock.

(10)	Consists of 11,862 outstanding shares of our Common Stock and 16,000 shares underlying vested options to purchase our Common Stock.

(11)	Consists of vested shares of our Common Stock of Mr. Pereira de Aguiar’s stock grant as disclosed in the Summary Compensation Table.

(12)	Consists of 43,577 shares of Common Stock and 1,336 shares of our Common Stock to be issued in satisfaction of past performance.

(13)	Consists of 3,410,666 shares of Common Stock, 199,063 shares underlying vested options to purchase our Common Stock, 1,336 shares of our Common Stock to be issued in satisfaction of past performance, 1 share of Series A Preferred Stock, and 1,146,666 shares of Common Stock underlying 86,000 shares of Series D Preferred Stock underlying vested Series D Options.

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Corporate Action 1: ELECTION OF DIRECTORS

On May 25, 2023, our Board nominated the four directors listed below to stand for reelection to the Board until their successors are elected and assume office in fiscal year 2023. Pursuant to the Majority Stockholder Written Consent, the Majority Stockholder elected each of the four directors.

●	Ambassador Roger Noriega
●	Cassiopeia Olson, Esq.
●	Stephen R. Petersen, CFA
●	Marc Fogassa

GENERAL

The following table sets forth certain information concerning our directors and executive officers:

Name	Age	Position
Marc Fogassa	56	Chairman, Chief Executive Officer, and Treasurer
Ambassador Robert Noriega	63	Independent Director, Member of the Audit Committee
Cassiopeia Olson, Esq.	45	Independent Director, Member of the Audit Committee
Stephen R. Petersen, CFA	67	Independent Director, Member of the Audit Committee
Gustavo Pereira de Aguiar	40	Chief Financial Officer, Principal Accounting Officer and Treasurer
Brian W. Bernier	64	Vice-President, Corporate Development and Investor Relations
Joel de Paiva Monteiro, Esq.	33	Chief of Environmental, Social and Corporate Governance, Vice-President, Administration and Operations, and Secretary
Volodymyr Myadzel, PhD, Geol.	47	Senior Vice-President, Geology
Areli Nogueira da Silva Júnior, Geol.	43	Vice-President, Mineral Exploration

Marc Fogassa, age 56, has been a director and our Chairman and Chief Executive Officer since 2012. He has extensive experience in venture capital and public company chief executive management. He has served on boards of directors of multiple private companies in various industries, and has been invited to speak about investment issues, particularly as related to Brazil. Mr. Fogassa double majored at the Massachusetts Institute of Technology (M.I.T.), graduating with two Bachelor of Science degrees in 1990. He later graduated from the Harvard Medical School with a Doctor of Medicine degree in 1995, and also from the Harvard Business School with a Master of Business Administration degree in 1999 with Second-Year Honors. At Harvard Business School, he was Co-President of the Venture Capital and Private Equity Club. Mr. Fogassa was born in Brazil and is fluent in Portuguese and English. Mr. Fogassa is also the Chairman and Chief Executive Officer of Jupiter Gold Corporation, and Chairman and Chief Executive Officer of Apollo Resources Corporation, two of our consolidated subsidiaries. Marc Fogassa serves as a director because of his experience in the management of public companies in mineral exploration and his understanding of Brazil, the jurisdiction where we operate.

Ambassador Roger Noriega, age 63, has been an independent director since 2012, and member of the Audit Committee of the Board of Directors since 2021. He has extensive experience in Latin America. Amb. Noriega was appointed by President George W. Bush and confirmed by the U.S. Senate as U.S. Assistant Secretary of State and served from 2003 to 2005. In that capacity, Amb. Noriega managed a 3,000-person team of professionals in Washington and in 50 diplomatic posts to design and implement political and economic strategies in Canada, Latin America, and the Caribbean. Prior to this assignment, Amb. Noriega served as U.S. Ambassador to the Organization of American States from 2001 to 2003. Since 2009, Amb. Noriega has been the Managing Director of Vision Americas, a Latin America-focused consulting group that he founded. Amb. Noriega has a Bachelor of Arts degree from Washburn University of Topeka, Kansas. Ambassador Noriega serves as a director because of his experience in complex multi-jurisdictional agreements and his business and diplomatic experience with Brazil.

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Cassiopeia Olson, Esq., age 45 has been an independent director since 2021, and member of the Audit Committee of the Board of Directors since 2021. She is an attorney with extensive experience in international contracts, securities law and venture negotiations. She has represented or engaged in transactions with leading companies in the biomedical, technology and products and services sectors. From 2013 to 2017, Ms. Olson was at Kaplowitz Firm P.C. and from 2017 to January, 2020, she was an attorney with the Crone Law Group. From February, 2020 to May 2022 Ms. Olson was an attorney with Ellenoff Grossman & Schole LP. She has been with Mitchell Silberberg & Knupp since May of 2022. She received a B.A. in Economics and Finance from Loyola University in Chicago, and a J.D. from The John Marshall School of Law. Ms. Olson serves as a director because of her experience with working with large multinational companies in complex transactions and her knowledge of U.S. securities law.

Stephen R. Petersen, CFA, age 67, has been an independent director since 2021, and member of the Audit Committee of the Board of Directors since 202. Mr. Petersen over 40 years of experience in the capital markets and investment management. Since 2013, he has been a Managing Director and member of the Investment Committee at Prio Wealth, an independent investment management firm with over $3 billion in assets under management. Previously, Mr. Petersen served as Senior Vice President, Investments at Fidelity Investments for approximately 32 years. During his tenure at Fidelity, Mr. Petersen served as a Portfolio Manager and Group Leader of The Fidelity Management Trust Company and was responsible for managing several equity income and balanced mutual funds such as Fidelity Equity Income Fund (1993-2011), Fidelity Balanced Fund (1996-1997), Fidelity VIP Equity-Income Fund (1997-2011), Fidelity Puritan Fund (2000-2007), Fidelity Advisor Equity-Income Fund (2009-2011), and Fidelity Equity-Income II (2009-2011). He began his career at Fidelity as an Equity Analyst. Mr. Petersen received a B.B.A. in Finance and an M.S. in Finance from the University of Wisconsin-Madison. Mr. Petersen serves on the Board of the University of Wisconsin Foundation and Chairs its Investment Committee. He also is Co-Chair of the Executive Committee for the Catholic Schools Foundation Inner-City Scholarship Fund. Mr. Petersen is a Chartered Financial Analyst. Mr. Petersen serve as a director because of his experience with capital markets and his knowledge of finance including expertise with financial statements.

Gustavo Pereira de Aguiar, age 40, has been our Chief Financial Officer, Principal Accounting Officer, and Treasurer since 2022. From 2016 until 2022, Mr. Pereira de Aguiar was the Controller of Jaguar Mining, Inc., a Canadian publicly traded company with two producing gold mines in the state of Minas Gerais in Brazil. From 2013 to 2016, Mr. Pereira de Aguiar was Controller at Grupo Orguel, an enterprise in the construction equipment rental sector in Brazil which received funding from Carlyle, a U.S. private equity group, and from 2010 to 2013, Mr. Pereira de Aguiar worked at Mirabella Mineração, which at the time was developing its nickel project in the state of Bahia in Brazil. From 2006 to 2010, Mr. Pereira de Aguiar was an auditor with Deloitte in Brazil. Mr. Pereira de Aguiar has undergraduate degrees in Business Administration and in Accounting from Universidade FUMEC in Brazil. He has an executive MBA and further post-graduate education in finance from Fundação Dom Cabral in Brazil. Mr. Pereira de Aguiar is fluent in Portuguese and English and is a licensed accountant in Brazil.

Brian W. Bernier, age 64, has been our Vice-President, Corporate Development and Investor Relations since 2019. From 2010 to 2017, Mr. Bernier was a relationship manager at Four Spring Capital Trust, and from 2017 to 2019, he was a registered representative at Noble Capital Markets and responsible for presenting selective investment opportunities to asset managers and high net worth individuals. Mr. Bernier graduated with a degree in Management from Boston University.

Joel de Paiva Monteiro, Esq., age 33, has been our Vice-President, Administration and Operations, since 2020, and our Chief of Environmental, Social, and Corporate Governance since 2021. Previously he was a partner of the Brazilian law firm PRA Advogados with three offices and headquarters in Belo Horizonte, state of Minas Gerais. Mr. Monteiro has worked with all aspects of Brazilian business law and has extensive experience in a wide range of areas from strategic business planning to litigation. His prior clients included large corporations in a variety of economic sectors in diverse states in Brazil. Mr. Monteiro has a law degree from the Milton Campos Faculty in Belo Horizonte, Brazil. Subsequently he achieved a post-graduate degree in Business and Civil Law from the Pontifical Catholic University of Minas Gerais. Mr. Monteiro is also a director of Jupiter Gold Corporation and of Apollo Resources Corporation, two of our consolidated subsidiaries.

Volodymyr Myadzel, PhD, Geol., age 47, became our Senior Vice-President, Geology, in 2022 after serving as an independent consultant to the Company since 2021. Under Regulation S-K 1300, he is a Qualified Person for lithium, iron, and gold, among other minerals. Mr. Myadzel is a geologist with over 23 years’ experience acquired in mines and projects in Russia, Ukraine, Guinea, Uruguay, and Brazil in a variety of minerals including lithium, iron, and gold. His primary expertise entails geological modeling, resource estimation, and QA/QC analysis. Mr. Myadzel has extensive experience in auditing mineral projects on behalf of investors or acquiring companies. He is a principal at VMG Consultoria e Soluções Ltda, a company that has provided geological expertise to large global companies with mines and projects in Brazil. Mr. Myadzel received Bachelor and Master degrees in Geological Engineering and a PhD degree in Geology, all from Kryvyi Rih National University in Ukraine.

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Areli Nogueira da Silva Júnior, Geol., age 43, became our Vice-President, Mineral Exploration, in 2021, after serving as an independent consultant to the Company since 2018.. Mr. da Silva meets the requirements of a Qualified Person as such term is defined in the Regulation S-K 1300. He is the Founder and was the Chief Technical Officer of MineXplore, a consultancy firm focused on mineral rights in Brazil. Mr. da Silva has been a consultant geologist with GeoEspinhaço, a firm that undertakes geological studies in a variety of minerals across Brazil. He has also been a college faculty member teaching geology. Previously, he worked at the Brazilian Mining Department and before that as a geologist at Usiminas Mineração. Mr. da Silva holds a Master’s degree in Geology from the Federal University of Rio de Janeiro, and an undergraduate degrees in both Geological Engineering and Mining Engineering from the School of Mines of the Federal University of Ouro Preto, the oldest mining college in Brazil. He is a PhD candidate in Lithium Prospecting Methods and Applied Geology at the University of Porto in Portugal, a leading lithium research center. Mr. da Silva is also a director of Jupiter Gold Corporation, one of our consolidated subsidiaries.

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board.

Our directors and executive officers have not, during the past ten years:

●	had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

●	been convicted in a criminal proceeding and is not subject to a pending criminal proceeding;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently, or temporarily enjoining, barring, suspending, or otherwise limiting his involvement in any type of business, securities, futures, commodities, or banking activities; or

●	been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Qualifications, Attributes, Skills, and Experience Represented on the Board. The Board has identified qualifications, attributes, skills, and experience that are important to be represented on the Board as a whole, in light of our current needs and business priorities. The Board believes that each director is a recognized person of high integrity with a proven record of success in his field. Each director demonstrates innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to the business and operations of the Company. The Board has assessed the intangible qualities including the director’s ability to ask difficult questions and, simultaneously, to work collegially.

Overview of Corporate Governance

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our stockholders well, and maintaining our integrity in the marketplace. As discussed below, our Board in February of 2022 established three standing committees to assist it in fulfilling its responsibilities to us and our stockholders:

1.	The Audit Committee;

2.	The Compensation Committee; and

3.	The Nominations Committee.

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Director Independence

We currently have three independent directors on our Board. We use the definition of “independence” found in the Listing Rules of the Nasdaq Stock Market (“Nasdaq”) to make this determination. Nasdaq provides that an “independent director” is a person other than an executive officer or employee of a company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of the Company;

●

the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i) compensation for board or board committee service;

(ii) compensation paid to a Family Member who is an employee (other than an Executive Officer) of the Company; or

(iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

●	the director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officer of the Company served on the compensation committee of such other entity;

●	the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater, other than (i) payments arising solely from investments in the Company’s securities, or (ii) payments under non-discretionary charitable contribution matching programs;

●	the director or a family member of the director is employed as an executive officer of another entity where at any time during the past three years any of the Executive Officers of the Company serve on the compensation committee of such other entity; or

●	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each director and will review the independence of any new directors based on information provided by each director concerning their background, employment, and affiliations, in order to make a determination of independence. Our Board has determined that the following three directors are independent:

1.	Ambassador Roger Noriega

2.	Cassiopeia Olson, Esq.

3.	Stephen R. Petersen, CFA

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Board Diversity

Pursuant to Nasdaq Listing Rule 5605(f), which was approved by the SEC on August 6, 2021, we have taken steps to meet the diversity objective as set out in this rule within the applicable transition period. We identified candidates for our Board who meet the board diversity requirement and have elected one female independent director to our Board. The following is our Board Diversity Matrix as of March 30, 2023:

	Board Diversity Matrix

	As of July 29, 2022		As of March 30, 2023
Total Number of Directors	4		4

Part I: Gender Identity	Female	Male	Female	Male
Directors	1	3	1	3

Part II: Demographic Background
Hispanic or Latinx	0	2	0	2
White	1	1	1	1

Meetings of the Board of Directors

Our Board met six times during fiscal year 2022. No director has attended fewer than 75% of the meetings of our Board. It is the policy of our Board that all directors should attend the annual meeting of stockholders unless unavoidably prevented from doing so by unforeseen circumstances.

Role of our Board of Directors in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. As described above, we have formed supporting committees, including the Audit Committee, the Compensation Committee, and the Nominations Committee, each of which supports the Board by addressing risks specific to its respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management takes to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Nominations Committee provides oversight with respect to corporate governance and ethical conduct and monitors the effectiveness of our corporate governance guidelines, including whether such guidelines are successful in preventing illegal or improper liability-creating conduct.

Audit Committee

Nasdaq rules require that our Audit Committee be composed of at least three members all of whom are “independent directors” as defined under the Nasdaq listing standards and able to read and understand fundamental financial statements. In addition, we are required to certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. As of the date hereof, our Audit Committee was composed of the following, all of whom have been affirmatively determined by our Board to meet the definition of “independent director” for purposes of serving on an Audit Committee under Rule 10A-3 and Nasdaq rules. Each member of the Audit Committee as identified below satisfies the financial literacy requirements under the Nasdaq rules:

1.	Ambassador Roger Noriega

2.	Cassiopeia Olson, Esq.

3.	Stephen R. Petersen, CFA

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Our director Mr. Stephen R. Petersen, CFA, is an independent member of our Audit Committee who qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

We have established a written charter for our Audit Committee, available on the Company’s website, in which we set forth the duties of the Audit Committee that include, among other matters, oversight responsibilities with respect to the integrity of our financial statements, our compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of our internal audit function as applicable. The Audit Committee’s primary duties and responsibilities are to:

●	oversee our accounting and financial reporting processes and the audits of our financial statements;

●	identify and monitor the management of the principal risks that could impact our financial reporting;

●	monitor the integrity of our financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance;

●	provide oversight of the qualifications, independence, and performance of our external auditors and the appointed actuary;

●	provide an avenue of communication among the external auditors, the appointed actuary, management, and the Board; and

●	review the annual audited and quarterly financial statements with management and the external auditors.

The Audit Committee is also responsible for discussing policies with respect to risk assessment and risk management, including regularly reviewing our cybersecurity and other information technology risks, controls, and procedures and our plans to mitigate cybersecurity risks and respond to data breaches. The Audit Committee met three times during fiscal year 2022.

Audit Committee Report

The Audit Committee oversees Atlas Lithium Corporation’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. Management assessed the effectiveness of Atlas Lithium Corporation’s internal control over financial reporting as of December 31, 2022, in relation to criteria for effective internal control over financial reporting as described in Internal Control – Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework). In fulfilling its oversight responsibilities, the Audit Committee has met to review and discuss the audited financial statements in the 2022 Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity and completeness of disclosures in the financial statements.

The Audit Committee has reviewed and discussed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Atlas Lithium Corporation’s accounting principles as applied to the audited financial statements and such other matters as are required to be discussed with the Audit Committee under standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the SEC. The Audit Committee also discussed with Atlas Lithium Corporation’s independent registered public accounting firm the critical audit matter identified by the firm concerning valuation of an indefinite-lived intangible asset. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by Rule 3526 of the PCAOB, Communication with Audit Committees Concerning Independence, relating to the independent registered public accounting firm’s communications with the Audit Committee concerning independence from management and Atlas Lithium Corporation, and has discussed with the independent registered public accounting firm their independence. The Audit Committee has considered whether the provisions of non-audit services by the independent registered public accounting firm are compatible with maintaining their independence.

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The Audit Committee discussed with Atlas Lithium Corporation’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of Atlas Lithium Corporation’s internal controls, and the overall quality of Atlas Lithium Corporation’s financial reporting.

The Audit Committee considered the quality of the audit services provided by the independent registered public accounting firm, the experience and tenure at the firm as the Company’s independent registered public accounting firm, and the amount of audit and related audit fees and non-audit fees. The Audit Committee considered the audit partner selected to lead the independent registered public accounting firm with respect to the provision of audit services to the Company. The Audit Committee considered the potential impact of changing the independent registered public accounting firm. The Audit Committee also considered the independent registered public accounting firm’s commitment to quality and innovation, and their industry knowledge and experience in deciding to retain the independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2022, for filing with the SEC. The Audit Committee also selected BF Borgers CPA, PC as Atlas Lithium Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Respectfully Submitted:

Ambassador Roger Noriega, Audit Committee Member

Cassiopeia Olson, Esq., Audit Committee Member

Stephen R. Petersen, CFA, Audit Committee Member

Compensation Committee and Nominations Committee

The Company’s Compensation and Nominations Committees do have charters, which are available on the Company’s website. Nasdaq’s compensation and nominating and committee rules require that our Compensation Committee and Nominations Committee be composed solely of independent directors. At this time, our Nominations Committee and Compensation Committee are both comprised solely of independent directors. As of the date hereof, the members of each of our Nominations Committee and Compensation Committee are:

	Compensation Committee	Nominations Committee
1.	Ambassador Roger Noriega	Cassiopeia Olson, Esq.
2.	Cassiopeia Olson, Esq.	Stephen R. Petersen, CFA

The Compensation Committee met two times during fiscal year 2022.

The Board has delegated to the Compensation Committee the authority to, among other things, make recommendations to the Board relating to compensation of the Company’s executives and officers, produce an annual report on executive compensation, review management recommendations relating to compensation policies, retain independent consultants and other experts, make recommendations to the Board with respect to incentive compensation plans, and take other such actions as may be requested or required by the Board from time to time. As a smaller reporting company, the Company is exempt from the requirements of providing a Compensation Committee report.

During fiscal year 2022, our Chief Executive Officer, in consultation with the Board, set our strategic direction and worked with the Compensation Committee as needed with respect to compensation for NEOs other than himself. In particular, our Chief Executive Officer made a recommendation to the Compensation Committee regarding the elements of compensation for our Chief Financial Officer hired on March 16, 2022. Please refer to our discussion on pages 19 and 20 of this Information Statement regarding the terms of the employment agreement between the Company and Mr. Gustavo Pereira de Aguiar, our Chief Financial Officer.

The Nominations Committee met two times during fiscal year 2022.

The Board seeks candidates who possess the background, skills, experience, expertise, integrity, and degree of commitment necessary to make a significant contribution to the Board. In connection with its evaluation of a nominee, the Board takes into account all applicable laws, rules, regulations and listing standards and considers other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and non-employee or independent directors, the need for Audit Committee expertise, and its evaluation of other prospective nominees.

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Although the Board does not have a formal policy regarding the consideration of diversity in identifying nominees for director, the Board believes directors should be selected so that the Board is a diverse body. In order to achieve this result, the Board seeks nominees who reflect differences of viewpoint, professional experience, education, skill and other individual qualities and attributes that it believes will strengthen the Board as a whole.

Nominees for directorship are recommended to the Board by our Chief Executive Officer and other directors, or by stockholders in accordance with the Nominations Committee charter. An invitation to join the Board will generally be extended by our Chairman and Chief Executive Officer.

The Nominations Committee has a policy in place for the consideration of director candidates recommended by stockholders. To submit recommendations for nomination of director candidates to the Board, stockholders must submit the recommendation in writing to the Nominations Committee or the corporate secretary at the Company’s principal offices in accordance with Appendix B of the Nominations Committee charter. Such The submission must include the information set forth therein with respect to the recommending stockholders and the proposed nominee. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders must ensure that it is received by the Company, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the information statement for the prior annual meeting of stockholders. In the event that the date of the annual meeting of stockholders for the current year is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the annual meeting of stockholders for the current year.

Environmental, Social, and Corporate Governance

We are deeply committed to Environmental, Social, and Corporate Governance (“ESG”) causes. Our Chief of Environmental, Social and Corporate Governance coordinates our efforts in these important matters. We believe that our efforts make a difference in the communities in which we operate. For example, in the period from 2018 to 2020, we planted more than 6,000 trees of diverse types for the benefit of local populations in areas in which we operate. During this same period, we also constructed over 1,000 small retention walls to preserve and enhance dirt access roads used by such communities. Our current efforts are focused on hiring workers from communities near our project areas. Many such communities have high levels of unemployment and we thus believe that we are making a positive contribution.

Compensation Committee Interlocks and Insider Participation

At no time have any of the members of our Compensation Committee served as an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers on our Board or Compensation Committee.

Our Board’s Leadership Structure

Our Board has discretion to determine whether to separate or combine the roles of Chairman and Chief Executive Officer. Mr. Fogassa has served in both roles since 2012, and our Board continues to believe that his combined role is most advantageous to the Company and our stockholders. Mr. Fogassa possesses in-depth knowledge of the issues, opportunities and risks facing us, as well as our business and our industry. Mr. Fogassa is best positioned to fulfill the Chairman’s responsibility to develop meeting agendas that focus our Board’s time and attention on critical matters and to facilitate constructive dialogue among our director on strategic issues.

In addition to Mr. Fogassa’s leadership, the Board maintains effective independent oversight through a number of governance practices, including open and direct communication with management, input on meeting agendas, and regular executive sessions.

Code of Business Conduct and Ethics

We adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer (“PEO”), principal financial officer, principal accounting officer or controller, or persons performing similar functions and agents and representatives, including consultants. A copy of the code of business conduct and ethics is available on our website at https://www.atlas-lithium.com/our-team/code-of-ethics/. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our website identified above. The inclusion of our website address does not include or incorporate by reference the information on our website into this document.

Communications with the Board of Directors

Our Board desires that the views of our stockholders be heard by the Board, its committees, or individual directors, as applicable, and that appropriate responses be provided to stockholders on a timely basis. Stockholders wishing to formally communicate with our Board, any Board committee, the independent directors as a group, or any individual director, may send communications directly to us at Atlas Lithium Corporation, Rua Bahia, 2463 – Suite 205, Belo Horizonte, Minas Gerais, Brazil, 30.160-012, Attention: Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication is addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act, Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

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Controlled Company

Mr. Fogassa, our Chief Executive Officer and Chairman, currently controls approximately 66.75% of the voting power of our capital stock and therefore we are a “controlled company,” as such term is defined under the Nasdaq Listing Rules. As a “controlled company,” we may elect to rely on some or all of the exemptions available to controlled companies under the Nasdaq Listing Rules. We do not currently take advantage of any of these exemptions, but may do so in the future.

RELATED PARTY TRANSACTIONS

All related party transactions which are material are voted upon by the disinterested members of our Board. The Audit Committee is responsible for evaluating each such related party transaction and making a recommendation to the disinterested members of the Board as to whether the transaction at issue is fair, reasonable, and within our policy and whether it should be approved and ratified. The Audit Committee, in making its recommendation, will consider various factors, including the benefit of the transaction to us, the terms of the transaction and whether they are at arm’s length and in the ordinary course of business, the direct or indirect nature of the related person’s interest in the transaction, the size and expected term of the transaction, and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. The Audit Committee will review, at least annually, a summary of our material transactions with our directors and officers, as well as any other material related party transactions.

On September 15, 2021, the Company issued 214,006 shares of Series D Preferred Stock to Marc Fogassa for the conversion of $566,743 in convertible note principal and $75,276 of interest expense. On April 12, 2023, following ratification by the Board of Directors, Mr. Fogassa elected to convert his outstanding 214,006 shares of our Series D Preferred Stock into 2,853,412 shares of our Common Stock.

Jupiter Gold Corporation

As of March 30, 2023, we own 28.72% of Jupiter Gold Corporation (“Jupiter Gold”), a publicly-traded company with exploration projects for gold and a developing quartzite quarry operation, all in Brazil, and whose common stock is quoted on the OTCQB under the symbol “JUPGF”. We have determined that Jupiter Gold is a Variable Interest Entities. As a result of such determination, the results of operations from Jupiter Gold are consolidated in our financial statements under the United States general accepted accounting principles (“U.S. GAAP”).

During the year ended December 31, 2022, Jupiter Gold granted options to purchase an aggregate of 525,000 shares of its common stock to Marc Fogassa at prices ranging between $0.01 to $1.00 per share. The options were valued at $103,707 and recorded to stock-based compensation. The options were valued using the Black-Scholes option pricing model with the following average assumptions: the Company’s stock price on the date of the grant ($0.58 to $1.25), expected dividend yield of 0%, historical volatility calculated between 97.3% and 225.8%, risk-free interest rate between a range of 1.51% to 3.5%, and an expected term between 5 and 10 years. As of December 31, 2022, an aggregate 1,905,000 Jupiter Gold common stock options were outstanding with a weighted average life of 4.74 years at an average exercise price of $0.57 and an aggregated intrinsic value of $1,077,050. Mr. Fogassa’s employment agreement with Jupiter Gold stipulates an annual compensation of $275,000 for his services as the chief executive officer, and such amount may be paid in stock of Jupiter Gold or in cash or as combination of stock and cash at the choice of Mr. Fogassa.

During the three months ended March 31, 2023, Jupiter Gold granted options to purchase an aggregate of 105,000 shares of its common stock to Marc Fogassa at prices ranging between $0.01 to $1.00 per share. The options were valued at $30,011 and recorded to stock-based compensation. The options were valued using the Black-Scholes option pricing model with the following average assumptions: the Company’s stock price on the date of the grant ($1.00 to $1.49), expected dividend yield of 0%, historical volatility calculated at 224%, risk-free interest rate between a range of 3.40% to 4.26%, and an expected term between 5 and 10 years.

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In addition, in 2021 and 2022, Jupiter Gold paid $27,477 and $7,354, respectively, for the medical, dental and vision insurance coverage for Mr. Fogassa and his dependents.

Apollo Resource Corporation

As of March 30, 2023, we own 45.11% of the common stock of Apollo Resources Corporation (“Apollo Resources”), a private company with exploration projects for iron in Brazil. We have determined that Apollo Resources is a Variable Interest Entity. As a result of such determination, the results of operations from Apollo Resources are consolidated in our financial statements under the U.S. GAAP.

During the year ended December 31, 2022, Apollo Resources granted options to purchase an aggregate of 225,000 shares of its common stock to Marc Fogassa at a price of $0.01 per share. The options were valued at $331,858 and recorded to stock-based compensation. The options were valued using the Black-Scholes option pricing model with the following average assumptions: the company’s stock price on the date of the grant ($4.00 to $5.00), expected dividend yield of 0%, historical volatility calculated between 49.2% and 58.01%, risk-free interest rate between a range of 1.51% to 3.5%, and an expected term of 10 years. As of December 31, 2022, an aggregate 225,000 Apollo Resources common stock options were outstanding with a weighted average life of 9.33 years at an average exercise price of $0.01 and an aggregated intrinsic value of $1,125,000. Mr. Fogassa’s employment agreement with Apollo Resources stipulates an annual compensation of $275,000 for his services as the chief executive officer, and such amount may be paid in stock of Apollo Resources or in cash or as combination of stock and cash at the choice of Mr. Fogassa.

During the three months ended March 31, 2023, Apollo Resources granted options to purchase an aggregate of 45,000 shares of its common stock to Marc Fogassa at a price of $0.01 per share. The options were valued at $55,944 and recorded to stock-based compensation. The options were valued using the Black-Scholes option pricing model with the following average assumptions: the company’s stock price on the date of the grant ($5.00), expected dividend yield of 0%, historical volatility calculated at 58%, risk-free interest rate between a range of 3.40% to 4.00%, and an expected term of 10 years.

DELINQUENT SECTION 16(A) REPORTS

Under Section 16 of the Exchange Act, our directors, executive officers and any persons holding more than 10% of our Common Stock are required to report initial ownership of our Common Stock and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC, and the Company is required to disclose in this Information Statement any failure to file required ownership reports by these dates. Based solely upon a review of forms filed with the SEC and the written representations of such persons, the Company is aware of no late Section 16(a) filings except as follows:

(i)	For Marc Fogassa, a late Form 4 filing related to conversion of Series D Preferred Stock into shares of our Common Stock.

(ii)	for Brian W. Bernier, a late Form 4 filing related to a sale of Common Stock subject to a Rule 10b5-1 Sales Plan;

(iii)	for Marc Fogassa, a late Form 4 filing related to monthly grants of Series D Options (as defined herein);

(iv)	for Joel de Paiva Monteiro, a late Form 4 filing related to monthly grants of Common Stock held by Joel Monteiro Sociedade Individual de Advocacia;

(v)	for Roger Noriega, a late Form 4 filing related to quarterly grants of Series D Options (as defined herein);

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(vi)	for Areli Nogueira da Silva Junior, a late Form 4 filing related to monthly grants of Common Stock and grants of Common Stock as additional compensation for services rendered to the Company held by Geoespinhaco Consultoria Geologica Ltda;

(vii)	for Gustavo Pereira de Aguiar, a late Form 4 filing related to a grant of Common Stock related to his employment as CFO, Treasurer and PAO;

(viii)	for Volodymyr Myadzel, a late Form 4 related to monthly grants of Common Stock;

(ix)	for Roger Noriega, a late Form 4 related to grants of common stock in connection with the cashless exercise of stock options, quarterly awards of common stock options for services as a director, and exercises of common stock options;

(x)	for Marc Fogassa, a late Form 4 filing related to monthly grants of Series D Options (as defined herein), grants of Common Stock for services rendered to the Company, cash exercise of stock options, cashless exercises of stock options, a grant of Common Stock related to an open market acquisition, dispositions of common stock pursuant to a 10b5-1 Sales Plan, grants of Common Stock in satisfaction of contractual obligations, a grant of one share of Series A Preferred Stock in connection with a series of transactions effected in December 2012, grants of common stock options in connection with the conversion of the 0% Convertible Promissory Note issued in September 2017, an exercise of common stock options, cancellation of the 0% Convertible Promissory Notes and conversion of certain Convertible Promissory Notes into options to purchase Common Stock or the monetary equivalent of Series D Preferred Stock, and conversion of Series D Preferred Stock issued in connection with the satisfaction and cancellation of the 6% Convertible Notes issued in September 2017 into Common Stock;

(xi)	for Brian W. Bernier, a late Form 3 filing, amending the original Form 3 filed upon his election as Vice President, to disclose previously unreported monthly grants of Common Stock and correct the total amount of securities beneficially owned following the reported transactions;

(xii)	for each of Joel de Paiva Monteiro, Volodymyr Myadzel, Gustavo Pereira de Aguiar and Areli Nogueira da Silva Junior, a late Form 3 filing upon their election as Vice President, Admin & Ops, ESG, Vice President, Geology, Chief Financial Officer / Principal Accounting Officer and Vice President, Mineral Exploration, respectively;

(xiii)	for Cassiopeia Olson, a late Form 4 filing related to a grant of common stock options as compensation for services as a director,

(xiv)	for Stephen R. Petersen, a late Form 4 related to a purchase of Common Stock pursuant to a securities purchase agreement, a grant of a common stock purchase warrant as inducement for purchase of common shares of a subsidiary of the Company, and a grant of common stock options as compensation for services as a director;

(xv)	for Brian W. Bernier, a late Form 4, amending the original Form 4 filed in November 2021, to disclose the correct amounts of securities beneficially owned after reported transactions and to disclose previously unreported transactions related to monthly grants of Common Stock and sales of Common Stock pursuant to a 10b5-1 Sales Plan;

(xvi)	for Brian W. Bernier, a late Form 4, amending the original Form 4 filed in November 2021, to correct the amount of securities beneficially owned after a sale of Common Stock pursuant to a 10b5-1 Sales Plan;

(xvii)	for Brian W. Bernier, a late Form 4 filing related to monthly grants of Common Stock;

(xviii)	for Areli Nogueira da Silva Junior, a late Form 4 filing related to monthly grants of Common Stock held by Geoespinhaco Consultoria Geologica Ltda;

(xix)	for Volodymyr Myadzel, a late Form 4 filing related to a monthly grant of Common Stock;

(xx)	for Joel de Paiva Monteiro, a late Form 4 filing related to a monthly grant of Common Stock held by Joel Monteiro Sociedade Individual de Advocacia;

(xxi)	for Brian W. Bernier, a late Form 4 filing related to a monthly grant of Common Stock; and

(xxii)	for Areli Nogueira da Silva Junior, a late Form 4 filing related to a monthly grant of Common Stock held by Geoespinhaco Consultoria Geologica Ltda.

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EXECUTIVE AND DIRECTOR COMPENSATION

Compensation of Named Executive Officers; Summary Compensation Table

The following table sets forth, for the years ended December 31, 2022 and 2021, a summary of the compensation paid to or earned by the NEOs. Note that, as a “smaller reporting company” and pursuant to the rules of the SEC, the Company is providing compensation information for 2022 and 2021 for Marc Fogassa, our Chief Executive Officer, Gustavo Pereira de Aguiar, our Chief Financial Officer and Brian Bernier, Vice President of our Corporate Development, as the two most highly compensated executive officers of the Company, other than Mr. Fogassa. The disclosure provided in this section updates the Executive Compensation disclosure included in Item 11 of our 2022 Annual Report, to reflect among other things, Mr. Fogassa’s Non-Equity Incentive Plan Compensation as approved by the Board on May 25, 2023, and to correct a scrivener’s error to Mr. Fogassa’s 2022 Bonus disclosure in the Summary Compensation Table.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($) (1)	Non-Equity Incentive Plan Compen-sation ($)		Non-Qualified Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)		Total ($)
Marc Fogassa, Chairman and	2022	-			177,751	(2)	743,414	235,043	(3)	-	33,643	(4)	1,189,851
Chief Executive Officer	2021	-	-		-		901,940	177,751	(3)	-	11,582	(4)	1,091,273
Gustavo Pereira de Aguiar,	2022	80,903						70,000	(5)				150,903
Chief Financial Officer (6)
Brian Bernier,	2022		24,900	(7)	30,000	(8)					100,000	(9)	154,900
VP, Corporate Development (10)

(1)	The amounts in this column reflect the aggregate grant date fair value of stock options granted in 2021 and 2022 to our Chief Executive Officer calculated in accordance with FASB ASC Topic 718. Please see Note 6 to the consolidated financial statements for the year ended December 31, 2021 and 2022 contained in our Annual Report for the assumptions used in the calculation of grant date fair value pursuant to FASB ASC Topic 718. For fiscal years 2021 and 2022, Mr. Fogassa received options to purchase shares of Series D Preferred Stock.
(2)	The amounts in this column reflect the aggregate grant date fair value of stock awards granted in 2022 calculated. in accordance with FASB ASC Topic 718 to our Chief Executive Officer. Pursuant to the terms of Mr. Fogassa’s amended and restated employment agreement, he received half of his 2021 performance bonus as fully vested shares of Common Stock, which was granted in early 2022.
(3)	Pursuant to the terms of Mr. Fogassa’s amended and restated employment agreement, his performance bonus for each calendar year is earned when the level of achievement is determined by the Board in the calendar year following the corresponding performance year. Such amount is paid half in cash and half in fully-vested shares of Common Stock granted on or about the same date the performance bonus is determined.

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(4)	All Other Compensation for Mr. Fogassa includes disability insurance coverage for Mr. Fogassa for 2021 and 2022, and medical, dental and vision insurance coverage for Mr. Fogassa and his dependents for part of 2022.
(5)	Pursuant to the terms of his March 15, 2022 agreement with the Company, Mr. Pereira de Aguiar receives specific performance bonuses tied to successful completion and timely filing of our periodic reporting obligations with the SEC.
(6)	Mr. Pereira de Aguiar was elected as our Chief Financial Officer on March 16, 2022.
(7)	Mr. Bernier receives discretionary performance bonus.
(8)	Pursuant to the terms of his October 28, 2019 consulting services agreement with the Company, Mr. Bernier does is not entitled to cash compensation. Mr. Bernier is granted monthly fully vested shares equal to $2,500 in value, with the price per share calculated as the average closing price for the applicable monthly period.
(9)	In fiscal year 2022, Mr. Bernier received cash payments for a total amount of $100,000 in connection with his expanded role and time commitment required to achieve the Company’s listing on the Nasdaq Capital Markets.
(10)	Mr. Bernier was retained and elected Vice President, Corporate Development in 2019 but did not become an NEO until 2022.

Narrative to Summary Compensation Table

Mr. Fogassa’s Amended and Restated Employment Agreement

On December 31, 2020, our Board approved an amendment and restatement of the employment agreement between the Company and Marc Fogassa, our Chief Executive Officer (the “A&R Employment Agreement”). Under the A&R Employment Agreement, Mr. Fogassa is not entitled to a salary payable in cash, which under the terms of his prior employment agreement was for an amount of $250,000 per annum. Instead, he is granted each month ten-year non-qualified stock options to purchase up to 33,334 shares of our Common Stock at an exercise price equal to $0.0075 per share (the “Common Stock Option Grant”), such price and shares being subject to customary adjustments for any dividends, stock splits, reorganization or similar events. In 2021, the Board approved Mr. Fogassa’s right to elect to receive instead of the Common Stock Option Grant, an equivalent option award for shares of Series D Preferred Stock calculated by dividing the number of shares of Common Stock underlying the Common Stock Option Grant by 13 and 1/3 (as adjusted to reflect the post reverse stock split effective on December 22, 2022) (the “Series D Options”). If and when such options are exercised, the stock to be received will be restricted as such term is defined by the provisions of Rule 144, which currently limits any sales of affiliates with respect to the Company to 1% of the total outstanding shares per every 90-day period. Following the approval of the Plan (as defined herein), future Common Stock Option Grants may be made to Mr. Fogassa under the Plan. Mr. Fogassa is also entitled to incentive compensation payable half in cash and half in fully vested shares of Common Stock upon achieving of certain book value metrics, as set forth in the A&R Employment Agreement. On May 25, 2023, the Board determined that for fiscal year 2022, the incentive compensation performance metrics under the A&R Employment Agreement were met and Mr. Fogassa was entitled to his incentive compensation payable half in cash and half in shares of Common Stock. As a result, Mr. Fogassa received a cash incentive compensation of $235,043 for his performance in fiscal year 2022, and 29,678 restricted shares of Common Stock granted on May 26, 2023.

Under the A&R Employment Agreement, Mr. Fogassa is entitled to a housing benefit of up to $5,000 per month for a primary or secondary residence out of the United States, The Company shall pay all costs of reasonable medical, dental, vision, long-term disability, and short-term disability to Mr. Fogassa, and to his spouse or partner and children under the age of 21, at reasonable plans chosen by Mr. Fogassa. Unless declined by Mr. Fogassa, the Company shall pay the annual premium costs of a life insurance policy for Mr. Fogassa in the amount of $5,000,000 for payment to his designated beneficiaries. Upon termination by the Company, the Company shall immediately make a payment to Mr. Fogassa equal to $500,000. If upon the completion of a change of control, or other corporate event, Mr. Fogassa is no longer the Chief Executive Officer of the Company, or the Chief Executive Officer of the new controlling person of the Company, as the case may be, then the Company shall immediately make a payment to Mr. Fogassa equal to $2,000,000.

Mr. Pereira De Aguiar’s Agreement

On March 15, 2022, the Company and Gustavo Pereira de Aguiar, our Chief Financial Officer, entered into an agreement, effective March 16, 2022 (the “Start Date”), pursuant to with Mr. Pereira de Aguiar is providing services to us (the “GPA Agreement”).

Under the GPA Agreement, Mr. Pereira de Aguiar received a signing bonus totaling $25,000, all payable in 2022 in two equal tranches. Mr. Pereira de Aguiar is entitled to a base monthly cash compensation of $9,500 as well as a maximum annual cash incentive compensation of $45,000, with the amount received conditioned on the filing by the Company, on an annual basis, of one Form 10-K and three Forms 10-Q with the SEC. Further, on the Start Date, Mr. Pereira de Aguiar was granted 85,019 shares of Common Stock (the “GPA Grant”), for the purchase price of $1.00 (discounted from the first base compensation), which will vest over four years in four equal tranches.

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The agreement is terminable at any time by mutual agreement of the parties and at any time for any reason or no reason by one party, with prior written notice of thirty days to the other party, provided that if Mr. Pereira de Aguiar’s employment is terminated for any reason by the Company other than gross negligence or willful malfeasance, the GPA Grant shall be deemed to be fully vested immediately upon such termination. If such termination occurs after the first anniversary, but before the second anniversary of the Start Date, the Company shall be required to make a $30,000 payment to Mr. Pereira de Aguiar within thirty days of said termination. If the Company terminates the GPA Agreement for gross negligence or willful malfeasance, then the portion of the GPA Grant which is not yet vested shall be deemed to be forfeited.

Mr. Bernier’s Consulting Services Agreement

On October 28, 2019, the Company and Brian Bernier, our Vice President of Corporate Development, entered into a Consulting Services Agreement (the “Consulting Agreement”) pursuant to which Mr. Bernier is entitled to receive on a monthly basis restricted shares of Common Stock calculated by dividing $2,500 by the average closing price per share of the Company’s Common Stock as now reported on the Nasdaq Stock Market. Pursuant to the terms of the Consulting Agreement, the Company and Mr. Bernier every three months shall agree on a set of certain performance goals and Mr. Bernier may be entitled to a bonus if the performance by Mr. Bernier materially exceeds the agreed upon goals as determined in the sole discretion of the Company. In 2022, Mr. Bernier received $24,900 in discretionary bonuses in connection with his performance of various workstreams in connection with the Company’s listing on the Nasdaq Capital Markets, a year-long process.

The Consulting Agreement may be terminated at any time for any or no reason and does not constitute employment of Mr. Bernier.

In fiscal year 2022, pursuant to a verbal agreement between the Company and Mr. Bernier, he received cash payments for a total of $100,000 in connection with his expanded role and time commitment required to achieve the Company’s listing on the Nasdaq Capital Markets.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by the NEOs that were outstanding as of December 31, 2022:

	Option awards							Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)		Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Marc Fogassa	151,141	(1)			$0.0075		02/19/2024
Marc Fogassa	2,500	(2)			$0.10	(2)	12/31/2030
Marc Fogassa	2,500	(2)			$0.10	(2)	01/31/2031

Marc Fogassa	2,500	(2)			$0.10	(2)	02/28/2031
Marc Fogassa	2,500	(2)			$0.10	(2)	03/31/2031

Marc Fogassa	2,500	(2)			$0.10	(2)	04/30/2031
Marc Fogassa	2,500	(2)			$0.10	(2)	05/31/2031
Marc Fogassa	2,500	(2)			$0.10	(2)	06/30/2031
Marc Fogassa	2,500	(2)			$0.10	(2)	07/31/2031
Marc Fogassa	2,500	(2)			$0.10	(2)	08/31/2031
Marc Fogassa	2,500	(2)			$0.10	(2)	09/30/2031
Marc Fogassa	2,500	(2)			$0.10	(2)	10/31/2031
Marc Fogassa	2,500	(2)			$0.10	(2)	11/30/2031
Marc Fogassa	2,500	(2)			$0.10	(2)	12/31/2031
Marc Fogassa	2,500	(2)			$0.10	(2)	01/31/2032
Marc Fogassa	2,500	(2)			$0.10	(2)	02/28/2032
Marc Fogassa	2,500	(2)			$0.10	(2)	03/31/2032
Marc Fogassa	2,500	(2)			$0.10	(2)	04/30/2032
Marc Fogassa	2,500	(2)			$0.10	(2)	05/31/2032
Marc Fogassa	2,500	(2)			$0.10	(2)	06/30/2032
Marc Fogassa	2,500	(2)			$0.10	(2)	07/31/2032
Marc Fogassa	2,500	(2)			$0.10	(2)	08/31/2032
Marc Fogassa	2,500	(2)			$0.10	(2)	09/30/2032
Marc Fogassa	2,500	(2)			$0.10	(2)	10/31/2032
Marc Fogassa	2,500	(2)			$0.10	(2)	11/30/2032
Gustavo Pereira de Aguiar	85,019	(3)			$1,483,582

(1)	Fully-vested option to purchase up to 151,141 shares of our Common Stock at $0.0075 per share.
(2)	In accordance with the terms of the A&R Employment Agreement, Mr. Fogassa agreed to receive awards of stock options on a monthly basis in lieu of base salary. All options vested 100% on the grant date and have a ten-year term expiring on the tenth anniversary of the corresponding grant date. For fiscal year 2022, Mr. Fogassa pursuant to his election, received monthly fully-vested options to purchase up to 2,500 shares of our Series D Preferred Stock for $0.10 per share. Refer to disclosure about Series D Options under the “Mr. Fogassa’s Amended and Restated Employment Agreement” heading above.
(3)	On March 16, 2022, Mr. Pereira de Aguiar was granted restricted shares of Company Common Stock which will vest over four years in four equal tranches.

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Director Compensation

The following table sets forth a summary of compensation for the fiscal year ended December 31, 2022, that we paid to each director other than its Chief Executive Officer, whose compensation is fully reflected in the Summary Compensation Table set forth above. We do not sponsor a pension benefits plan, a non-qualified deferred compensation plan, or a non-equity incentive plan for directors; therefore, these columns have been omitted from the following table. No other or additional compensation for services were paid to any of the directors.

Name	Fees Earned or Paid in Cash ($)	Stock Compensation ($)		Option Compensation ($) (1)			Total ($)
Ambassador Roger Noriega				$147,557	(2)		$147,557
Cassiopeia Olson, Esq.		$6,000	(3)	$23,585		$	$29,585
Stephen R. Petersen, CFA		$6,000	(3)	$47,975		$	$53,975

(1)	The amounts in this column reflect the aggregate grant date fair value of stock options granted in 2022 to each director calculated in accordance with FASB ASC Topic 718. Please see Note 6 to the consolidated financial statements for the year ended December 31, 2021 contained in our 2022 Annual Report for the assumptions used in the calculation of grant date fair value pursuant to FASB ASC Topic 718.

(2)	On December 31, 2020, our Board approved an amendment to Ambassador Roger Noriega’s compensation arrangement, an independent director. Under the prior arrangement, Ambassador Noriega had the right to receive an annual compensation of $50,000 payable quarterly through the issuance of such number of five-year options to purchase shares of our Common Stock as needed to make their Black-Scholes aggregate valuation equal to $12,500. Such options had a strike price equal to the average market price of the Common Stock during such quarter. Under the amended arrangement, Ambassador Noriega receives, on a quarterly basis, ten-year non-qualified stock options to purchase up to 20,000 shares of our Common Stock at an exercise price equal to $0.0075 per share, such price and shares being subject to customary adjustments for any dividends, etc. If and when such options are exercised, the stock to be received may represent restricted securities as such term is defined by the provisions of Rule 144, which currently limits any sales of affiliates with respect to the Company to 1% of the total outstanding shares per every 90-day period.

On September 17, 2021, we filed a Current Report on Form 8-K indicating that on September 15, 2021, our Board approved resolutions that allow Ambassador Noriega the choice to direct the option compensation described in the Board resolutions dated December 31, 2020 (the “2020 Resolutions,” reported in the Form 8-K filed with the SEC on January 7, 2021) to either options to purchase our Common Stock as originally described in the 2020 Resolutions or to an equivalent number of options divided by 13 and 1/3 (to reflect the reverse stock split effective December 22, 2022) to purchase our Series D Preferred Stock.

(3)	Mr. Olson and Mr. Petersen had the right to receive $6,000 in cash each for services as director during the year 2022. Both were given a choice and opted to receive shares of our Common Stock at then public market price instead of cash.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. Fair value amounts below are computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under generally accepted accounting principles. Total shareholder return has been calculated in a manner consistent with Item 402(v) of Regulation S-K.

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or our Compensation Committee views the link between company performance and our NEOs’ pay. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

The “Compensation Actually Paid”, which is presented in the table below, is defined by the SEC and does not reflect amounts actually paid, earned or received by our NEOs. A significant portion of the Compensation Actually Paid amounts shown relate to changes in values of unvested awards over the course of the applicable reporting year. Any unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our share price. The ultimate values actually realized by our NEOs from unvested equity awards, if any, cannot be determined until the awards fully vest and are exercised or settled, as the case may be.

Year (1)	Summary compensation table total for PEO ($)(2)(3)	Compensation actually paid to PEO ($)(4)	Average summary compensation table total for non-PEO NEOs ($)(2)(5)	Average compensation actually paid to non-PEO NEOs ($)(6)	Value of initial fixed $100 investment based on total shareholder return ($)(7)	Net loss ($)
2022	$1,189,851	$1,189,851	$197,381	$492,186	$666.67	($4,628,520)
2021	$1,091,273	$1,091,273	N/A	N/A	$542.86	($2,772,358)

(1)	In accordance with the transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

(2)	The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) set forth herein. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)	For all years in question, our PEO was the Company’s Chairman and Chief Executive Officer, Marc Fogassa.

(4)	The following tables set forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our PEO during each of the years in question:

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Adjustments to determine compensation “actually paid” for PEO	Deduction for amounts reported under the “stock awards” and “option awards” column in the summary compensation table	Increase for fair value of awards granted during the year that remain unvested as of year end	Increase for fair value of awards granted during the year that vest during year	Increase / deduction for change in Fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	Increase / deduction for Change in fair value from prior year-end to vesting date of awards granted prior to year that vested during year	Deduction of fair value of awards granted prior to year that were forfeited or modified during year	Dollar value of dividends or other earnings paid on stock awards prior to vesting date not otherwise included in total compensation	Total adjustments
2022	$(921,165)	$0	$921,165	$0	$0	$0	$0	$0
2021	$(901,940)	$0	$901,940	$0	$0	$0	$0	$0

(5)	During 2022, our remaining NEOs consisted of Gustavo Pereira de Aguiar (Chief Financial Officer) and Brian Bernier (Vice President, Corporate Development). Mr. Pereira de Aguiar was elected as our Chief Financial Officer on March 16, 2022. During 2021, the Company did not employ any non-PEO NEOs because none of our executive officers, other than the CEO, received compensation in excess of $100,000.

(6)	The following tables set forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at the average compensation “actually paid” to our non-PEO NEOs during each of the years in question:

Adjustments to determine average compensation “actually paid” for non-PEO NEOs	Deduction for amounts reported under the “stock awards” column in the summary compensation table	Increase for fair value of awards granted during the year that remain unvested as of year end	Increase for fair value of awards granted during the year that vest during year	Increase / deduction for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	Increase / deduction for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during year	Deduction of fair value of awards granted prior to year that were forfeited or modified during year	Dollar value of dividends or other earnings paid on stock awards prior to vesting date not otherwise included in total compensation	Total adjustments
2022	$(59,479)	$339,284	$15,000	$0	$0	$0	$0	$354,284
2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(7)	Total shareholder return is calculated for each year based on a fixed investment of $100 from the beginning of the earliest year in the table (December 31, 2020) through the end of each applicable year in the table, assuming reinvestment of dividends.

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Pay Versus Performance Relationship Disclosures

Compensation Actually Paid and Cumulative Total Shareholder Return

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative total stockholder return for the fiscal years ended December 31, 2022 and 2021. Total stockholder return amounts reported in the graph assume an initial fixed investment of $100 on December 31, 2020.

Compensation Actually Paid vs. TSR
Compensation Actually Paid
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
TSR
$700
$600
$500
$400
$300
$200
$100
$0
$1,091,273
$543
$1,189,851
$667
$492,186
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEOs
Cumulative Total Shareholder Return

Compensation Actually Paid and Net Loss

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2022 and 2021.

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Corporate Action 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board recommended the appointment of BF Borgers CPA, PC (“Borgers”) as public auditors for the fiscal year ending as of December 31, 2023 and the Board approved that appointment on May 25, 2023. Pursuant to the Majority Stockholder Written Consent, the Majority Stockholder ratified and confirmed the appointment of Borgers as the public auditors of the Company for fiscal year 2023.

Audit Fees

Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by Borgers in connection with statutory and regulatory filings or engagements.

The fees billed by Borgers for the audit of the Company’s financial statements as of December 31, 2021 and for quarterly reviews during such year were $44,820. The fees billed by Borgers for the audit of the Company’s financial statements and for quarterly reviews during the year ended December 31, 2022 were $44,820.

Audit-Related Fees

Audit-related fees consist of fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees” above.

During 2021 or 2022, there were no fees paid to Borgers in connection with our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. No other fees were billed by Borgers for the last two years that were reasonably related to the performance of the audit or review of our financial statements and not reported under “Audit Fees” above.

Tax Fees

Tax fees consist of fees billed for professional services rendered by Borgers for tax compliance, tax advice and tax planning.

There were no fees billed by Borgers during the last two fiscal years for professional services rendered for tax compliance, tax advice, or tax planning. Accordingly, none of such services were approved pursuant to pre-approval procedures or permitted waivers thereof.

All Other Fees

All other fees consist of fees billed for products and services other than the services reported under “Audit Fees,” “Audit Related Fees” and “Tax Fees.” There were no other non-audit-related fees billed to us by Borgers in 2021 or 2022.

Pre-Approval Policies and Procedures

Engagement of accounting services by us is not made pursuant to any pre-approval policies and procedures. Rather, we believe that our accounting firm is independent because all of its engagements by us are approved by the Audit Committee prior to any such engagement.

Our Audit Committee will meet periodically to review and approve the scope of the services to be provided to us by our independent registered public accounting firm, as well as to review and discuss any issues that may arise during an engagement. The Audit Committee is responsible for the prior approval of every engagement of our independent registered public accounting firm to perform audit and permissible non-audit services for us, such as quarterly financial reviews, tax matters, and consultation on new accounting and disclosure standards.

Before the auditors are engaged to provide those services, our Chief Financial Officer will make a recommendation to the Audit Committee regarding each of the services to be performed, including the fees to be charged for such services. At the request of the Audit Committee, the independent registered public accounting firm and/or management shall periodically report to the Audit Committee regarding the extent of services being provided by the independent registered public accounting firm, and the fees for the services performed to date.

All services performed by and fees paid to Borgers for our fiscal years ended December 31, 2022 and 2021 were pre-approved by our audit committee.

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Corporate Action 3: RATIFICATION OF 2023 STOCK INCENTIVE PLAN

General

On May 25, 2023, the Board approved the 2023 Stock Incentive Plan (alternatively referred to as the “Plan” in this section) in the form attached hereto as Exhibit 1. Pursuant to the Majority Stockholder Written Consent, the Majority Stockholder ratified and confirmed the adoption of the Plan effective on May 25, 2023. The Plan offers eligible employees, consultants, and non-employee directors cash and stock-based compensation and/or incentives to compensate, attract, retain, or reward such individuals.

The following is a summary of the principal features of the Plan. This summary does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the full text of the Plan, which is included as Exhibit 1 to this Information Statement.

The Plan will provide an opportunity for any employee, officer, director, or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) performance-based shares; (vi) stock units; (vii) other stock-based awards; (viii) performance-based cash awards; or (ix) any combination of the foregoing.

Summary of the 2023 Stock Incentive Plan

The Plan

The purpose of the Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of stockholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in the Company and providing a means of recognizing their contributions to our success. The Board believes that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified employees who help us meet our goals.

This section summarizes certain principal features of the Plan. The summary is qualified in its entirety by reference to the complete text of the Plan.

Eligibility and Participation

The Board selects the individuals who will participate in the Plan. Eligibility to participate is open to officers, directors, consultants and employees of, and other individuals who provide bona fide services to or for, the Company or any of the Company subsidiaries. The Board may also select as participants prospective officers, employees and service providers who have accepted an offer of employment or another service relationship from Company or any of the Company subsidiaries. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with the Company. As of the Record Date, the Company has approximately 35 employees, 3 non-employee directors and other individual service providers who will be eligible to receive awards under the Plan.

Administration

The Board will be the administrator of the Plan. Except as provided otherwise under the Plan, the administrator has plenary authority to grant awards pursuant to the terms of the Plan to eligible individuals, determine the types of awards and the number of shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the Plan.

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The Board may delegate to a committee of the Board or the officers and employees of the Company limited authority to perform administrative actions under the Plan to assist in its administration to the extent permitted by applicable law and stock exchange rules. With respect to any award to which Section 16 of the Exchange Act applies, the administrator shall consist of our Board. Any member of the Board who does not meet the foregoing requirements shall abstain from any decision regarding an award and shall not be considered a member of the Board for purposes of serving as administrator of the Plan to the extent required to comply with Rule 16b-3 of the Exchange Act.

Shares Available Under the Plan

On the effective date of the Plan (the “Effective Date”), the number of shares of Company common stock (“Shares”) issuable pursuant to awards granted under the Plan (the “Share Pool”) will be equal to 2,000,000 Shares.

Adjustments to Share Pool

Following the Effective Date, the Share Pool will be adjusted as follows:

●	The Share Pool will be reduced by one Share for each Share made subject to an award granted under the Plan;

●	The Share Pool will be increased by the number of unissued Shares underlying or used as a reference measure for any award or portion of an award granted under the Plan that is cancelled, forfeited, expired, terminated for any reason, or settled in cash, including Shares withheld or reacquired by the Company in satisfaction of payment of an exercise price or tax withholding obligations, other than with respect to incentive stock options; and

In the event of any change in the capital structure of the Company by reason of any stock split reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event affecting the capital structure of the Company, the Board will adjust the Share Pool proportionately to reflect the transaction or event. Similar adjustments will be made to the terms of outstanding awards.

Types of Awards

The Plan enables the grant of stock options, stock appreciation rights, restricted stock, performance shares, stock unit awards, other stock-based awards, and performance-based cash awards, each of which may be granted separately or in tandem with other awards.

Restricted Stock

Awards of restricted stock are actual Shares that are issued to a participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses.

The Board may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable restriction period applicable to such restricted stock award.

Stock Units

An award of stock units represents a contractual obligation of the Company to deliver a number of Shares, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until Shares are issued to the participant in settlement of stock units, the participant shall not have any rights of a stockholder of the Company with respect to the stock units or the shares issuable thereunder. Vesting of restricted stock units may be subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related or other service-based restriction to such restricted stock units has been satisfied.

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Performance Shares and Performance-Based Cash Awards

An award of performance shares, as that term is used in the Plan, refers to Shares or stock units that are expressed in terms of Shares, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. A grant of a performance-based cash award, as that term is used in the Plan, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than Shares, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether performance shares will be settled or paid in cash or Shares or a combination of both, or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.

The administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or performance units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or performance units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or performance-based cash awards will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the administrator so permits, that meets the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

Performance goals applicable to performance-based awards are based on performance metrics selected by the administrator. For this purpose, performance metrics mean any criteria established by the administrator. The Board shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. The measurements used in Performance Goals set under the Plan shall be determined in accordance with U.S. GAAP, except, to the extent that any objective Performance Goals are used, if any measurements require deviation from U.S. GAAP, such deviation shall be at the discretion of the Board at the time the Performance Goals are set.

Other Stock-Based Awards

The administrator may from time to time grant to eligible individuals awards in the form of Shares or any other award that is valued in whole or in part by reference to, or is otherwise based upon, Shares, including without limitation dividend equivalents and convertible debentures (“Other Stock-Based Awards”). Other Stock-Based Awards in the form of dividend equivalents may be (A) awarded on a free-standing basis or in connection with another award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the participant, including the reinvestment of such credited amounts in Share equivalents, to be paid on a deferred basis, and (C) settled in cash or Shares as determined by the administrator; provided, however, that dividend equivalents payable on Other Stock-Based Awards that are granted as a performance award or restricted award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until the applicable performance goal or service-based restrictions related to such Other Stock-Based Awards has been satisfied, as applicable. Any such settlements, and any such crediting of dividend equivalents, may be subject to such conditions, restrictions and contingencies as the administrator may establish.

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Stock Options and Stock Appreciation Rights

Stock options represent a right to purchase a specified number of Shares from us at a specified price during a specified period of time. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of the Company or its subsidiaries may receive tax-qualified incentive stock options within the U.S. The administrator may establish sub-plans under the Plan through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the U.S. Stock appreciation rights represent the right to receive an amount in cash, Shares or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award. All stock options and stock appreciation rights must have a term of no longer than ten years’ duration. Stock options and stock appreciation rights have an exercise or base price as determined by the Board on the grant date, provided however that any incentive stock options must have an exercise price equal to or above the fair market value of our Shares on the date of grant, except as provided under applicable law or with respect to stock options and stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by us or an affiliate or with which we or our affiliate combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. The Board may, in its sole discretion, grant tandem and non-tandem Stock appreciation rights either as a general stock appreciation right or as a limited stock appreciation right. Limited stock appreciation rights may be exercised only upon the occurrence of a Change in Control (as defined herein) or such other event as the Board may, in its sole discretion, designate at the time of grant or thereafter. Tandem stock appreciation rights may be granted in conjunction with all or part of any stock option (a “Reference Stock Option”) granted under this Plan. In the case of a non-qualified stock option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an incentive stock option, such rights may be granted only at the time of the grant of such Reference Stock Option. As of the Record Date, the fair market value of one Share was $21.04 as reported on the Nasdaq.

Prohibition on Repricing

Except in connection with a change in the capital structure or a corporate transaction involving the Company and in compliance with Section 409A of the Code, the terms of stock options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such stock options or stock appreciation rights, nor may outstanding stock options or stock appreciation rights be canceled in exchange for (i) cash, (ii) stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original outstanding stock options or stock appreciation rights, or (iii) other awards, unless such action is approved by the Company’s stockholders.

Award Limitations

The maximum number of Shares that may be issued in connection with awards granted under the Plan that are intended to qualify as incentive stock options under Section 422 of the Code is equal to the Share Pool as of the Effective Date.

Adjustments to Awards for Corporate Transactions and Other Events

Mandatory Adjustments

In the event of a merger, consolidation, stock rights offering, statutory share exchange, a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company (a “Corporate Event”), the administrator will make such equitable and appropriate substitutions or proportionate adjustments to:

●	the aggregate number and kind of Shares or other securities on which awards under the Plan may be granted to eligible individuals;
●	the number of Shares or other securities covered by each outstanding award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding award; and
●	all other numerical limitations relating to awards, whether contained in the Plan or in award agreements.

Discretionary Adjustments

In addition to the adjustments specified above, in the case of Corporate Events, the administrator may make such other adjustments to outstanding awards as it determines to be appropriate and desirable, in such manner as the Board may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants under the Plan. The Board may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items.

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Treatment of Awards upon Dissolution or Liquidation or a Change in Control

Dissolution or Liquidation

Unless the administrator determines otherwise, all awards outstanding under the Plan will terminate upon the dissolution or liquidation of the Company.

Change in Control

Outstanding Awards will terminate upon the effective time of a Change in Control (as defined herein) unless provision is made in connection with the transaction for the continuation or assumption of such awards by, or for the issuance therefor of substitute awards of, the surviving or successor entity or a parent thereof.

Under the terms of the Plan, unless otherwise determined by the Board, a “Change in Control” is generally defined as (i) any acquisition by a person or entity of more than 50% of the total voting power of the Company’s capital stock, with certain exceptions, (ii) a contested change in the majority of the Board members within a 2-year period, (iii) the sale or other disposition of all or substantially all of the assets of the Company by a person or entity, or (iv) a complete liquidation or dissolution of the Company. For purposes of any award or subplan that constitutes a “nonqualified deferred compensation plan,” within the meaning of Section 409A of the Code, the Board, in its discretion, may specify a different definition of change in control in order to comply with or cause an award to be exempt from the provisions of Section 409A of the Code.

Solely with respect to awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable award agreement: (i) the outstanding awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control will, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards; (ii) the outstanding shares of restricted stock the vesting or restrictions on which are then solely time-based and not subject to achievement of performance goals will, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture; (iii) the outstanding shares of restricted stock the vesting or restrictions on which are then subject to and pending achievement of performance goals shall, immediately before the effective time of the Change in Control and unless the award agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement; (iv) the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of performance goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or Shares (consistent with the terms of the award agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and (v) the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then subject to and pending achievement of performance goals shall, immediately before the effective time of the Change in Control and unless the award agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement and shall be settled in cash or Shares (consistent with the terms of the award agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.

Amendment and Termination

The Board may terminate, amend or modify the Plan or any portion of it at any time, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules. However, no such amendment may be made without the approval of the stockholders to the extent such amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Shares which may be issued under the Plan or to a participant, (iii) materially expand the eligibility for participation in the Plan, (iv) eliminate or modify the prohibition on repricing of stock options and stock appreciation rights, or (v) lengthen the maximum term permitted for stock options and stock appreciation rights.

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The Board may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to the Plan’s adjustment provisions or as otherwise specifically provided in the Plan, no such amendment or other action by the Board shall impair the rights of any award holder without the holder’s consent.

The Plan is scheduled to expire on May 24, 2033.

Compliance with Listing Rules

While shares are listed for trading on any stock exchange or market, our Board agrees that it will not make any amendments, issue any awards or take any action under the Plan unless such action complies with the relevant listing rules.

Material U.S. Federal Income Tax Consequences of the Plan

The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the Plan, based upon the provisions of the Code as of the date of this proxy statement, for the purposes of stockholders considering how to vote on this proposal. It is not intended as tax guidance to participants in the Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.

Stock Options and Stock Appreciation Rights

The grant of a stock option or stock appreciation right generally has no income tax consequences for a participant or the Company. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or the Company, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or stock appreciation right equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. The Company should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or stock appreciation right.

If a participant holds the shares acquired under an incentive stock option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss. If the shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (1) the amount realized upon the disposition and (2) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares. Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction by us for federal income tax purposes. Any disposition of shares acquired under a nonqualified stock option or a stock appreciation right will generally result only in capital gain or loss for the participant, which may be short- or long-term, depending upon the holding period for the shares.

Full Value Awards

Any cash and the fair market value of any Shares received by a participant under a full value award are generally includible in the participant’s ordinary income. In the case of restricted stock awards, this amount is includible in the participant’s income when the awards vest, unless the participant has filed an election with the IRS to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any Shares received by a participant are includible in income when the awards are paid.

Deductibility of Compensation

The Company generally is entitled to a deduction equal to the amount included in the ordinary income of participants and does not receive a deduction for amounts that are taxable to participants as capital gain.

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New Plan Benefits

The following table reflects the awards to be received as of the Record Date, under the Plan by the following listed individuals and specified groups:

Name and Position	Dollar Value per Month ($)		Number of Shares per Month
Brian Bernier, Vice President, Corporate Development(1)	$2,500	(2)	119	(2)
Non-Executive Officer Director Group	-		-
Executive Officer Group	-		-
Non-Executive Officer Employee Group	-		-

(1)	Pursuant to his agreement with the Company, the Company is obligated to grant Mr. Bernier the equivalent of $2,500 in fully-vested stock awards (with the price per share calculated as the average closing price for the applicable monthly period) beginning on the effective date of his services with the Company and on a monthly basis thereafter through the termination of his Consulting Agreement with the Company.

(2)	The value is calculated using the closing stock price of a share of the Company’s common stock on the Record Date, which was $21.04.

Other than the awards under Mr. Bernier’s Consulting Agreement with the Company which have been calculated assuming his services with the Company continue for such number of months, the benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year is determined at the discretion of the Board. It is contemplated that any annual equity awards to our non-employee directors or options which was elected to be exercised for shares of our Common Stock by Mr. Fogassa or Ambassador Roger Noriega, if any, would be made under the Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

In 2017, our Board approved our 2017 Stock Incentive Plan (the “2017 Plan”) under which we can offer eligible employees, consultants, and non-employee directors cash and stock-based compensation and/or incentives to compensate, attract, retain, or reward such individuals. On July 18, 2022, our Board and the Majority Stockholder approved an increase in the number of common shares allocated to the 2017 Plan from 33,334 to 333,334, adjusted to reflect the reverse stock split effective as of December 22, 2022. We have no other equity compensation plan. The table below sets forth certain information as of December 31, 2022 with respect to the 2017 Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column “(a)”) (c)

Equity compensation plans approved by security holders	333,334		n/a	333,334

Equity compensation plans not approved by security holders (2017 Stock Incentive Plan)	-		-	-

Total	333,334	$	n/a	333,334

Current Issuance

As of the Record Date, there were no stock options or other awards issued under the 2017 Plan. As disclosed in this Information Statement, on May 25, 2023, the Board approved the termination of the 2017 Plan.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No specific awards have been issued under the 2017 Plan. On May 25, 2023 the Board approved the adoption of the Plan, subject to stockholder approval, and termination of the 2017 Plan. Upon the effectiveness of the Plan, officers, directors and other service providers may be granted awards under the Plan as determined by the Board in its discretion.

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ADDITIONAL INFORMATION and incorporation by reference

We are subject to the information and reporting requirements of the Exchange Act, and in accordance with such act we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. The SEC maintains a website that contains such periodic reports, documents and other information at http://www.sec.gov. Information about us, including our SEC filings, is also available on our website www.atlas-lithium.com. However, the information on our website is not incorporated by reference or deemed to be a part of this Information Statement.

DISSENTER’S RIGHTS OF APPRAISAL

The stockholders have no right to dissent on any of the Corporation Actions under the NRS, the Articles, or Bylaws.

EFFECTIVE DATES OF CORPORATE ACTIONS

Under Rule 14c-2 under the Exchange Act, the Corporate Actions shall not be effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above actions. Your consent to the above actions is not required and is not being solicited. This Information Statement is intended to provide our stockholders with the information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

On behalf of the Board of Directors of
ATLAS LITHIUM CORPORATION

Date: June 2, 2023	By:
Marc Fogassa
Chief Executive Officer and Chairman of the Board

Exhibit 1. 2023 Stock Incentive Plan.

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